                                                                      EXHIBIT 99


                        RECORD QUARTER FOR UNION PACIFIC
               FOURTH STRAIGHT QUARTER OF DOUBLE-DIGIT EPS GROWTH

FOR IMMEDIATE RELEASE:

         OMAHA, NE, OCTOBER 24 - Union Pacific Corporation (NYSE:UNP) today reported an all-time record net income for the third quarter of $437 million, or $1.63 per diluted share. This is compared to net income of $267 million, or $1.04 per diluted share, in the third quarter of 2001. Third quarter results included income gains from a transaction with the Utah Transit Authority, as well as a tax settlement. Excluding these items, quarterly earnings were $1.19 per diluted share - a 14 percent increase over third quarter 2001.

         "Union Pacific combined record revenues with all-time productivity levels to produce great results," said Dick Davidson, chairman and chief executive officer. "We achieved double-digit growth in earnings per share for the fourth straight quarter. This trend is further proof that our business strategy is on target."

THIRD QUARTER HIGHLIGHTS

         For the third quarter, Union Pacific Corporation, excluding Overnite, reported record operating income of $619 million compared to $556 million for the same period in 2001.

o        All-time quarterly records were:

         o        Operating Revenue - $2.85 billion

         o        Commodity Revenue - $2.73 billion


                                     -more-

         o Operating Margin (operating income/operating revenue) - 21.7 percent

         o Operating Ratio (operating expense/operating revenue) - 78.3 percent

         o Employee Productivity (gross ton-miles in millions/average employees) - 5.29

         o        Total Revenue Carloads - 2.36 million

THIRD QUARTER RAILROAD COMMODITY REVENUE SUMMARY VERSUS 2001

o Overall, commodity revenue was up 4 percent. The following commodity groups had revenue growth ranging from 13 percent to 2 percent:

         o        Automotive up 13 percent

         o        Intermodal up 9 percent

         o        Agricultural up 4 percent

         o        Industrial Products up 4 percent

         o        Chemicals up 2 percent

                  Energy was the only commodity group that was down, at 3 percent.

         "We have been facing some challenges in the wake of the port disruption," said Davidson. "Fortunately, our strong rail franchise gives us the revenue diversity and network flexibility to rebound rapidly. We remain focused on reducing costs and improving service as we work to meet Union Pacific's commitment to our customers and shareholders."

OVERNITE CORPORATION

         Overnite Corporation reported a 19 percent increase in third quarter operating income of $25.6 million, compared to $21.5 million in 2001 on a pro forma basis. (Pro forma results for 2001 include $3.2 million of operating income from Motor Cargo,



                                     -more-
which was acquired on November 30, 2001.) Operating revenues increased 7 percent to $349.6 million from $327.8 million last year. Overnite's 2002 operating ratio improved 0.7 percentage points to 92.7 percent from 93.4 percent in 2001.

         "Overnite made an impressive contribution to the quarter with its best overall quarterly performance since 1994," Davidson said.

YEAR-TO-DATE OPERATING INCOME UP 16 PERCENT

         For the first nine months of 2002, Union Pacific Corporation reported a 16 percent increase in operating income to $1.7 billion compared with $1.5 billion in 2001. Net income rose 39 percent to $963 million, versus $691 million for the same period a year ago.

         In addition, the year-to-date operating ratio for Union Pacific Corporation, excluding Overnite, decreased over two percentage points to 79.7 percent from 81.9 percent in 2001 (operating margin improved to 20.3 percent from 18.1 percent over the same period).

         Union Pacific Corporation is one of America's leading transportation companies. Its principal operating company, Union Pacific Railroad, is the largest railroad in North America, covering 23 states across the western two-thirds of the United States. A strong focus on quality and a strategically advantageous route structure enable the company to serve customers in critical and fast growing markets. It is a leading carrier of low-sulfur coal used in electrical power generation and has broad coverage of the large chemical-producing areas along the Gulf Coast. With competitive long-haul routes between all


                                     -more-
major West Coast ports and eastern gateways, and as the only railroad to serve all six gateways to Mexico, Union Pacific has the premier rail franchise in North America. The Corporation's trucking operations include Overnite Corporation, which owns its less-than-truckload carriers Overnite Transportation and Motor Cargo.

         Supplemental financial information is attached.

         Additional information is available at our website: www.up.com. Our media contact is Kathryn Blackwell who can be reached at 402 271-3753. Our contact for investors is Jennifer Hamann at 402 271-4227.

                                   **********

This press release and related materials may contain statements about the Corporation's future that are not statements of historical fact. These statements are "forward-looking statements" for purposes of applicable securities laws, and are based on current information and/or management's good faith belief as to future events. Forward-looking statements include, without limitation, projections and estimates of earnings, revenues, cost-savings, expenses, or other financial items; statements of management's plans, strategies and objectives for future operation, and management's expectations as to future performance and operations and the time by which objectives will be achieved; statements concerning proposed new products and services; and statements regarding future economic or market conditions or performance.

Forward-looking statements are subject to risks and uncertainties. Actual performance or results could differ materially from that anticipated by the forward-looking statement. Important factors that could cause such differences include, but are not limited to, the Corporation's success in implementing its financial and operational initiatives; the impact of industry competition, conditions, performance and consolidation; legislative and/or regulatory developments, including initiatives to re-regulate the rail business; natural events such as severe weather, floods and earthquakes; adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any government response thereto; changes in fuel prices; changes in labor costs; labor stoppages; and the outcome of claims and litigation.

Forward-looking statements speak only as of the date the statement was made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update any forward-looking statement, no inference should be drawn that the Corporation will make additional updates with respect to that statement or any other forward-looking statements.

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Three Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                        2002 a)        2001         Pct Chg
                                                        -------      --------      ---------
OPERATING REVENUES                                      $ 3,199       $ 3,026         +6
Operating Expenses                                        2,555         2,452         +4
                                                        -------       -------

OPERATING INCOME                                            644           574        +12
Other Income - Net                                          161            31          F
Interest Expense                                           (157)         (175)       -10
                                                        -------       -------

INCOME BEFORE INCOME TAXES                                  648           430        +51
Income Tax Expense                                         (211)         (163)       +29
                                                        -------       -------

NET INCOME                                              $   437       $   267        +64
                                                        =======       =======

BASIC EARNINGS PER SHARE                                $  1.73       $  1.08        +60

DILUTED EARNINGS PER SHARE                              $  1.63       $  1.04        +57


Average Basic Shares Outstanding (MM)                     252.5         247.9

Average Diluted Shares Outstanding (MM)                   277.3         271.6


a) Includes the results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed revenues of $38.1 million, operating expense of $34.7 million and operating income of $3.4 million during the third quarter of 2002.



October 24, 2002                       (1)

                            UNION PACIFIC CORPORATION

                        STATEMENTS OF CONSOLIDATED INCOME

                     For the Nine Months Ended September 30

                 (Dollars in Millions, Except Per Share Amounts)

                                   (Unaudited)


                                                       2002 a)      2001       Pct Chg
                                                       -------     ------     ---------
OPERATING REVENUES                                     $ 9,320     $8,967        +4
Operating Expenses                                       7,575      7,460        +2
                                                       -------     ------

OPERATING INCOME                                         1,745      1,507       +16
Other Income - Net                                         217        136       +60
Interest Expense                                          (479)      (534)      -10
                                                       -------     ------

INCOME BEFORE INCOME TAXES                               1,483      1,109       +34
Income Tax Expense                                        (520)      (418)      +24
                                                       -------     ------

NET INCOME                                             $   963     $  691       +39
                                                       =======     ======

BASIC EARNINGS PER SHARE                               $  3.83     $ 2.79       +37


DILUTED EARNINGS PER SHARE                             $  3.64     $ 2.71       +34

Average Basic Shares Outstanding (MM)                    251.8      247.5

Average Diluted Shares Outstanding (MM)                  276.5      271.5


a) Includes the results of Motor Cargo, acquired November 30, 2001. Motor Cargo contributed revenues of $104.8 million, operating expense of $97.4 million and operating income of $7.4 million during the first nine months of 2002.



October 24, 2002                      (2)

                             UNION PACIFIC RAILROAD

                                 REVENUE DETAIL

                           Periods Ended September 30

                                   (Unaudited)

            Third Quarter                                                       Year-to-Date
   2002          2001       Pct Chg                                     2002          2001      Pct Chg
----------    ----------    -------                                  ----------    ----------   -------
                                        COMMODITY REVENUE (000):
$  373,160    $  357,774      +4        Agricultural                 $1,095,825    $1,073,157      +2
   284,942       253,176     +13        Automotive                      892,982       829,852      +8
   398,778       392,024      +2        Chemicals                     1,186,297     1,168,702      +2
   591,381       611,022      -3        Energy                        1,743,068     1,781,240      -2
   535,602       514,279      +4        Industrial Products           1,542,588     1,508,566      +2
   542,115       499,155      +9        Intermodal                    1,511,693     1,411,524      +7

----------    ----------                                             ----------    ----------
$2,725,978    $2,627,430      +4        Total                        $7,972,453    $7,773,041      +3
==========    ==========                                             ==========    ==========


                                        REVENUE CARLOADS:
   215,974       214,507      +1        Agricultural                    646,630       645,226       -
   192,640       177,179      +9        Automotive                      604,930       561,454      +8
   230,674       224,777      +3        Chemicals                       680,943       665,345      +2
   539,915       549,092      -2        Energy                        1,604,997     1,602,117       -
   378,475       367,614      +3        Industrial Products           1,072,511     1,077,684       -
   801,251       740,955      +8        Intermodal                    2,253,392     2,112,414      +7

----------    ----------                                             ----------    ----------
 2,358,929     2,274,124      +4        Total                         6,863,403     6,664,240      +3
==========    ==========                                             ==========    ==========


                                        AVERAGE REVENUE PER CAR:
$    1,728    $    1,668      +4        Agricultural                 $    1,695    $    1,663      +2
     1,479         1,429      +3        Automotive                        1,476         1,478       -
     1,729         1,744      -1        Chemicals                         1,742         1,757      -1
     1,095         1,113      -2        Energy                            1,086         1,112      -2
     1,415         1,399      +1        Industrial Products               1,438         1,400      +3
       677           674       -        Intermodal                          671           668       -

----------    ----------                                             ----------    ----------
$    1,156    $    1,155       -        Total                        $    1,162    $    1,166       -
==========    ==========                                             ==========    ==========



October 24, 2002                      (3)

                         RAIL AND OTHER OPERATIONS - a)

                              REVIEW OF OPERATIONS

                           Periods Ended September 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)

         Third Quarter                                                                    Year-to-Date
  2002         2001       Pct Chg                                                 2002        2001       Pct Chg
-------      --------     -------                                               -------      -------     -------
$ 2,850      $ 2,734        +4       OPERATING REVENUES                         $ 8,334      $ 8,105        +3

                                     OPERATING EXPENSES
    919          886        +4       Salaries and Benefits                        2,745        2,688        +2
    316          307        +3       Rent Expense                                   939          921        +2
    288          280        +3       Depreciation                                   858          841        +2
    277          301        -8       Fuel and Utilities                             770          956       -19
    119          121        -2       Materials and Supplies                         365          380        -4
    312          283       +10       Purchased Services and Other                   966          855       +13
-------      -------                                                            -------      -------
  2,231        2,178        +2       Total                                        6,643        6,641         -
-------      -------                                                            -------      -------

$   619      $   556       +11       OPERATING INCOME                           $ 1,691      $ 1,464       +16
=======      =======                                                            =======      =======


                                     OPERATING STATISTICS:
  2,359        2,274        +4       Revenue Carloads (Thousands)                 6,863        6,664        +3
  131.5        127.6        +3       Revenue Ton-Miles (Billions)                 387.5        375.3        +3
  253.3        243.4        +4       Gross Ton-Miles (Billions)                   741.3        711.0        +4
   2.07c.       2.06c.       -       Rev/RTM (Commodity Revenue Based)             2.06c.       2.07c.       -
$ 1,156      $ 1,155         -       Average Commodity Revenue Per Car          $ 1,162      $ 1,166         -
 47,906       48,842        -2       Average Employees                           47,639       49,031        -3
     75c.         86c.      13       Average Fuel Price Per Gallon                   70c.         90c.     -22
    331          319        +4       Fuel Consumed in Gallons (MM)                  985          958        +3
   1.31         1.31         -       Fuel Consumption Rate (Gal/000 GTM)           1.33         1.35        -1
   21.7         20.3      +1.4 pt.   Operating Margin (%)                          20.3         18.1      +2.2 pt.
   78.3         79.7      -1.4 pt.   Operating Ratio (%)                           79.7         81.9      -2.2 pt.



a)   Excludes Overnite's operations.



October 24, 2002                      (4)

                              OVERNITE CORPORATION

                        REVIEW OF OPERATIONS - PRO FORMA

                           Periods Ended September 30

               (Dollars in Millions, Except Operating Statistics)

                                   (Unaudited)


         Third Quarter                                                                    Year-to-Date
  2002        2001 a)     Pct Chg                                                 2002       2001 a)     Pct Chg
-------      --------     -------                                               -------      -------     -------
$ 349.6      $ 327.8        +7        OPERATING REVENUES                        $ 986.2      $ 964.9        +2

                                      OPERATING EXPENSES
  206.2        191.3        +8        Salaries and Benefits                       603.7        572.2        +6
   33.2         28.9       +15        Rent Expense                                 89.9         81.5       +10
   14.5         13.7        +6        Depreciation                                 43.8         41.7        +5
   17.6         19.0        -7        Fuel and Utilities                           49.1         59.6       -18
   13.9         13.7        +1        Materials and Supplies                       39.4         41.6        -5
   38.6         39.7        -3        Other                                       105.9        118.4       -11
-------      -------                                                            -------      -------
  324.0        306.3        +6        Total                                       931.8        915.0        +2
-------      -------                                                            -------      -------

 $ 25.6      $  21.5       +19        OPERATING INCOME                          $  54.4         49.9        +9
=======      =======                                                            =======      =======

                                      OPERATING STATISTICS:
  2,273        2,130        +7        Millions of Pounds Hauled - LTL             6,517        6,337        +3
  2,493        2,318        +8        Millions of Pounds Hauled - Combined        7,146        6,891        +4
$ 14.13      $ 14.23        -1        Revenue/CWT - LTL                         $ 13.90      $ 14.00        -1
$ 13.45      $ 13.64        -1        Revenue/CWT - Combined                    $ 13.24      $ 13.44        -1
 13,675       14,065        -3        Average Employees                          13,501       13,759        -2
     77c.         84c.      -8        Average Fuel Price Per Gallon                  71c.         88c.     -19
 15,954       16,008         -        Fuel Consumed in Gallons (000s)            47,140       48,650        -3
    7.3          6.6      +0.7 pt.    Operating Margin (%)                          5.5          5.2      +0.3 pt.
   92.7         93.4      -0.7 pt.    Operating Ratio (%)                          94.5         94.8      -0.3 pt.

a) Includes the pro forma effects of the Motor Cargo acquisition, as if the acquisition had been effective January 1, 2001. The actual results of Overnite Transportation Company for the third quarter and year-to-date of 2001, respectively, were as follows: Operating Revenues - $292.1 and $862.1, Operating Expenses - $273.8 and $819.7, and Operating Income $18.3 and $42.4.



October 24, 2002                      (5)

                            UNION PACIFIC CORPORATION

                  STATEMENTS OF CONSOLIDATED FINANCIAL POSITION

                 As of September 30, 2002 and December 31, 2001

                              (Dollars in Millions)

                                   (Unaudited)

                                                             September 30,      December 31,
                                                                 2002               2001
                                                             -------------      ------------
    ASSETS:
          Cash and Temporary Investments                           $   451           $   113
          Other Current Assets                                       1,640             1,429
          Investments                                                  695               786
          Properties - Net                                          29,373            28,792
          Other Assets                                                 466               431

                                                                   -------           -------
             Total                                                 $32,625           $31,551
                                                                   =======           =======

    LIABILITIES AND SHAREHOLDERS' EQUITY:
          Current Portion of Long Term Debt                        $   294           $   194
          Other Current Liabilities                                  2,598             2,552
          Long Term Debt                                             7,580             7,886
          Deferred Income Taxes                                      8,277             7,882
          Other Long Term Liabilities                                1,877             1,962
          Convertible Preferred Securities                           1,500             1,500
          Common Shareholders' Equity                               10,499             9,575

                                                                   -------           -------
             Total                                                 $32,625           $31,551
                                                                   =======           =======



October 24, 2002                      (6)

                            UNION PACIFIC CORPORATION

                      STATEMENTS OF CONSOLIDATED CASH FLOWS

                     For the Nine Months Ended September 30

                              (Dollars in Millions)

                                   (Unaudited)

                                                                   2002           2001
                                                                 -------        -------
   OPERATING ACTIVITIES:
           Net Income                                            $   963        $   691
           Depreciation                                              901            877
           Deferred Income Taxes                                     387            344
           Other                                                    (408)          (550)
                                                                 -------        -------
           Cash Provided by Operating Activities                   1,843          1,362
                                                                 -------        -------

   INVESTING ACTIVITIES:
           Capital Investments                                    (1,468)        (1,354)
           Other                                                     250             80
                                                                 --------       -------
           Cash Used in Investing Activities                      (1,218)        (1,274)
                                                                 -------        -------

   FINANCING ACTIVITIES:
           Dividends Paid                                           (151)          (148)
           Debt Repaid                                            (1,032)          (792)
           Financings and Other - Net                                896            867
                                                                 -------        -------
           Cash Used in Financing Activities                        (287)           (73)
                                                                 -------        -------

   NET CHANGE IN CASH AND TEMPORARY INVESTMENTS                  $   338        $    15
                                                                 =======        =======






October 24, 2002                      (7)